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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         October 18, 2005
                                                --------------------------------


                              Nextel Partners, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware

                 (State or Other Jurisdiction of Incorporation)

                 000-29633                            91-1930918
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          (Commission File Number)         (IRS Employer Identification No.)

                               4500 CARILLON POINT
                           KIRKLAND, WASHINGTON 98033

               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 576-3600

              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND ITEM 7.01 REGULATION
FD DISCLOSURE.

         On October 18, 2005, Nextel Partners announced certain of its results of operations for the third quarter of 2005, as set forth in the press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS

        99.1     Nextel Partners' Press Release, dated October 18, 2005.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NEXTEL PARTNERS, INC.



                                          By: /s/ Donald. J.  Manning
                                             -------------------------
                                          Name:  Donald J. Manning
                                          Title: Vice President, General Counsel
                                                 and Secretary


Date:  October 18, 2005



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                                    EXHIBITS


          99.1   Nextel Partners' Press Release, dated October 18, 2005








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